                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-38729, Form S-8 No. 33-89126 and Form S-8 No. 33-54484)
pertaining to the 1989 Stock Option Plan of Encore Wire Corporation of our report dated January 22, 1999, with respect to the consolidated financial statements of Encore Wire Corporation included in the Form 10-K for the year ended December 31, 1998.





/s/ Ernst & Young LLP
---------------------
Dallas, Texas
March 26, 1999